UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: January 13, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.


Item 9.  Regulation FD Disclosure

I.  Fourth Quarter 2002 Forecast

     The forecast items for fourth quarter 2002 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document, and replace the guidance for these items set forth in EOG's Current Report on Form 8-K filed October 21, 2002.

     Estimates are provided in the attached table which is incorporated by reference herein.

II.  2003 Forecast

     EOG has not completed its capital budgeting and planning process for calendar year 2003. It is currently targeting total company production growth of approximately 5-6% per basic share for the full year 2003.

III.  Fourth Quarter 2002 Natural Gas and Crude Oil Financial
Price Swap and Natural Gas Costless Collar Contracts

     Presented below is a summary of EOG's fourth quarter 2002 natural gas and crude oil financial price swap contracts and natural gas costless collar contracts. EOG accounts for these price swap and costless collar contracts using the mark-to-market accounting method.

  .  Natural Gas Financial Price Swap Contracts
     EOG had price swap contracts in place, which are closed, covering notional volumes of 200,000 MMBtud at an average price of $3.13 per MMBtu for October 2002 and notional volumes of 75,000 MMBtud at an average price of $3.35 per MMBtu for November and December 2002.

  .  Crude Oil Financial Price Swap Contract
     EOG had a price swap contract in place, which is closed, covering notional volumes of two thousand barrels of oil per day at a price of $21.50 per barrel for the period
     October 2002 through December 2002.

  .  Natural Gas Costless Collar Contracts
     EOG had costless collar contracts in place covering notional volumes of 100,000 MMBtud with a floor price of $3.10 per MMBtu and ceiling prices that averaged $3.43 per MMBtu for October 2002. These contracts closed at a settlement price greater than the ceiling price.

     For the fourth quarter 2002, EOG anticipates a loss from outstanding mark-to-market commodity financial price swap and collar contracts of $7.1 million compared to a gain of $2.7 million for the prior year period. During the same period, net cash outflows from outstanding commodity price swap and collar contracts were $11.2 million, which included a $1.8 million premium payment in October 2002 for a 2003 collar contract, compared to net cash inflows of $34.3 million for the comparable period in 2001.

IV.  2003 Natural Gas and Crude Oil Financial Price Swap and
Natural Gas Collar Contracts

     Presented below is a summary of EOG's 2003 natural gas and crude oil financial price swap contracts and natural gas collar contracts. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method.

(a) Natural Gas Financial Price Swap Contracts

                       Average Price      Volume
                         ($/MMBtu)       (MMBtud)

     March                  $5.12         50,000
     April                  $4.90         50,000
     May                    $4.78         50,000
     June                   $4.73         50,000
     July                   $4.74         50,000
     August                 $4.74         50,000
     September              $4.71         50,000
     October                $4.70         50,000

(b) Crude Oil Financial Price Swap Contracts

                        Average Price     Volume
                          ($/Bbl)         (Bbld)

     January                $27.34         2,000
     February               $26.91         2,000
     March                  $27.96         4,000
     April                  $27.30         4,000
     May                    $26.63         4,000
     June                   $26.10         4,000
     July                   $25.63         4,000
     August                 $25.28         4,000
     September              $24.98         4,000
     October                $24.71         4,000
     November               $24.52         4,000
     December               $24.32         4,000

(c) Natural Gas Collar Contracts - Presented below are EOG's 2003 natural gas collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                 10,000 MMBtud                15,000 MMBtud                25,000 MMBtud
           Floor Price  Ceiling Price   Floor Price  Ceiling Price   Floor Price  Ceiling Price

February      $4.22         $6.22          $4.30         $6.30          $4.19         $5.05
March         $4.15         $6.15          $4.20         $6.20          $4.08         $5.00
April         $4.01         $6.01          $4.02         $6.03          $3.88         $4.80
May           $3.92         $5.92          $3.88         $5.89          $3.78         $4.70
June          $3.89         $5.89          $3.89         $5.90          $3.78         $4.70
July          $3.91         $5.91          $3.89         $5.90          $3.79         $4.73
August        $3.91         $5.91          $3.91         $5.91          $3.79         $4.73
September     $3.89         $5.89          $3.87         $5.87          $3.77         $4.73
October       $3.90         $5.90          $3.87         $5.87          $3.77         $4.73
November      $4.04         $6.04          $4.02         $6.03          $3.91         $4.90
December      $4.18         $6.18          $4.15         $6.16          $4.04         $5.05

                 25,000 MMBtud                50,000 MMBtud*
           Floor Price  Ceiling Price   Floor Price  Ceiling Price

January        -             -             $3.87         $6.09
February      $4.22         $6.08          $3.76         $5.98
March         $4.15         $6.01          $3.61         $5.83
April         $4.01         $5.87          $3.59         $4.97
May           $3.92         $5.78          $3.54         $4.92
June          $3.89         $5.75          $3.56         $4.94
July          $3.91         $5.77          $3.59         $4.97
August        $3.91         $5.77          $3.60         $4.98
September     $3.89         $5.75          $3.60         $4.98
October       $3.90         $5.76          $3.60         $4.98
November      $4.04         $5.90          $3.77         $5.15
December      $4.18         $6.04          $3.92         $5.30

*Contract purchased at a premium of $0.10 per MMBtu, that was recognized in fourth quarter 2002 earnings and cash flows. The January portion of this contract closed at a settlement price within the price range without any first quarter 2003 financial impact.


IV.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
     $/Bbl     US Dollars per barrel
     $/MMBtu   US Dollars per million British thermal units
     $/Mcf     US Dollars per thousand cubic feet
     $/Mcfe    US Dollars per thousand cubic feet equivalent
     $MM       US Dollars in millions
     Bbld      Barrels per day
     MMBtu     Million British thermal units
     MMBtud    Million British thermal units per day
     MMcfd     Million cubic feet per day
     Mbd       Thousand barrels per day
     MM        Millions
     NYMEX     New York Mercantile Exchange
     WTI       West Texas Intermediate

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            EOG RESOURCES, INC.




Date: January 13, 2003      By:  /s/ TIMOTHY K. DRIGGERS
                                   Timothy K. Driggers
                               Vice President, Accounting
                                and Land Administration
                            (Principal Accounting Officer)

                       EOG Resources, Inc.
                        Estimated Ranges
                                                 4Q 2002
Daily Production                             <c>      <c>
  Natural Gas (MMcfd)
   US                                          625  -   650
   Canada                                      150  -   165
   Trinidad                                    145  -   160
   Total                                       920  -   975

  Crude Oil (Mbd)
   US                                         17.0  -  19.0
   Canada                                      1.5  -   2.5
   Trinidad                                    2.0  -   2.9
   Total                                      20.5  -  24.4

  Natural Gas Liquids (Mbd)
   US                                          2.0  -   3.0
   Canada                                      0.5  -   1.0
   Total                                       2.5  -   4.0

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                            $0.45  - $0.48
   Total Depreciation, Depletion
    and Amortization                         $0.98  - $1.02

Expenses ($MM)
  Exploration, Dry Hole and Impairment        60.0  -  70.0
  General and Administrative                  20.0  -  25.0
  Capitalized Interest                         1.9  -   2.3
  Net Interest                                14.0  -  16.0

Taxes Other than Income (% of Revenue)         6.0  -   7.2

Taxes
  Effective Rate                                20% -    30%
  Deferred Ratio                                   > 100%

Preferred Dividends ($MM)                      2.5  -   3.0

Shares Outstanding (MM) at December 31, 2002
  Basic                                      114.4
  Diluted (based on stock price of $39.92)   116.4

Capital Expenditures Excluding Acquisitions and Trinidad Ammonia
 Investments ($MM) - FY 2002
  North America                                700  -   740
  International                                 30  -    50
  Total                                        730  -   790

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub   $0.25  - $0.45
     Canada - below NYMEX Henry Hub          $0.50  - $0.70
   Realizations
     Trinidad                                $1.15  - $1.25

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                          $0.60  - $1.00
     Canada - below WTI                      $2.50  - $3.75
     Trinidad - below WTI                    $1.50  - $2.00